UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                   April 8, 2003


                          THE PROCTER & GAMBLE COMPANY
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             (Exact name of registrant as specified in its charter)


    Ohio                          1-434                         31-0411980
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(State or other            (Commission File Number)           (IRS Employer
jurisdiction of                                               Identification
incorporation)                                                Number)


One Procter & Gamble Plaza, Cincinnati, Ohio                         45202
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code   (513) 983-1100
                                                     --------------


ITEM 9.  REGULATION FD DISCLOSURE

         On April 8, 2003, The Procter & Gamble Company issued a news release announcing that it intends to make a cash only tender offer of (euro) 61.50 per share for Wella AG preference shares. This 8-K is being filed pursuant to Regulation FD.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE PROCTER & GAMBLE COMPANY


                                       /s/SHARON E. ABRAMS
                                       ------------------------------------
                                       Sharon E. Abrams, Secretary
                                       April 8, 2003




                                     Exhibit

99.  News Release by The Procter & Gamble Company dated April 8, 2003.
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